UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2011

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On March 15, 2011, we distributed an investor letter, or the Investor Letter, to our unit holders announcing a distribution payment to our investors and to provide an update on the remaining properties in our portfolio. A copy of the Investor Letter, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On or about March 15, 2011, we paid a distribution to our unit holders in the amount of $500,000. Each unit holder of record as of the payment date will receive their pro rata share of this distribution.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 NNN 2003 Value Fund, LLC Investor Letter, dated March 15, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

March 16, 2011	By:	/s/ Steven M. Shipp

Name: Steven M. Shipp
Title: Executive Vice President, Portfolio Management of Grubb & Ellis Realty Investors, LLC, the Manager of NNN 2003 Value Fund, LLC (principal executive officer)

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Exhibit Index

Exhibit No.	Description

99.1	NNN 2003 Value Fund, LLC Investor Letter, dated March 15, 2011